As filed with the U.S. Securities and Exchange Commission on February 28, 2025

Investment Company Act File No. 811-07651

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940	￿
Amendment No. 107	￿
(Check appropriate box or boxes)

VOYA VARIABLE PORTFOLIOS, INC.

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 992-0180

Joanne F. Osberg, Esq.

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(Name and Address of Agent for Service)

With copies to:

Elizabeth J. Reza, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

It is intended that this filing become effective on February 28, 2025, in accordance with Section 8 of the Investment Company Act of 1940, as amended (the “1940 Act”).

EXPLANATORY NOTE

This Amendment No. 107 (the “Amendment”) to the Registration Statement of Voya Variable Portfolios, Inc. (the “Registrant”) on Form N-1A is being filed under the Investment Company Act of 1940 (the “1940 Act”), as amended, to amend and supplement Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 29, 2024, under the 1940 Act (Accession No. 0001683863-24-003204) (“Amendment No. 105”) as pertaining to Parts A and B of the Registration Statement with respect to Voya VACS Index Series EM Portfolio, Voya VACS Index Series I Portfolio, Voya VACS Index Series MC Portfolio, and Voya VACS Index Series SC Portfolio (the “Portfolios”), each a series of the Registrant.

Part A and Part B of the Registration Statement with respect to the Portfolios as filed in Amendment No. 105, are incorporated herein by reference.

The Portfolios’ shares are not registered under the Securities Act of 1933, as amended (the “1933 Act”), because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Portfolios may only be made by “accredited investors,” as defined in Regulation D under the 1933 Act. This Amendment does not constitute an offer to sell, or the solicitation of an offer to buy, within the meaning of the 1933 Act, any capital stock in the Portfolios.

This Registration Statement relates only to the Portfolios and does not affect or incorporate by reference the currently effective Part A and Part B for the Registrant’s other series.

VOYA VARIABLE PORTFOLIOS, INC.

Voya VACS Index Series EM Portfolio

Voya VACS Index Series I Portfolio

Voya VACS Index Series MC Portfolio

Voya VACS Index Series SC Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Amendment dated February 28, 2025 to the Portfolios’ current

Prospectus (the “Prospectus”)

and related Statement of Additional Information (the “SAI”),

each dated May 1, 2024

Effective February 28, 2025: (1) Steven Wetter is removed as a portfolio manager for the Portfolios; and

(2) Mark Buccigross is added as a portfolio manager for the Portfolios.

1.Effective immediately, the Prospectus is revised as follows:

a)All references to Steven Wetter as a portfolio manager for the Portfolios are removed from the Prospectus.

b)The sub-section of each Portfolio’s Prospectus entitled “Item 5. Management – Portfolio Management – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers
Mark Buccigross	Kai Yee Wong
Portfolio Manager (since 02/25)	Portfolio Manager (since 10/22)

c)The table in the sub-section of the Portfolios’ Prospectus entitled “Item 10. Management, Organization, and Capital Structure – Portfolio Management” is amended to add the following:

Portfolio	Sub-Adviser	Portfolio	Recent Professional Experience
Manager
Mark Buccigross	Voya IM	Voya VACS Index	Mr. Buccigross, Portfolio Manager,
		Series EM Portfolio	is on the quantitative equity team at
		Voya VACS Index	Voya IM. Prior to joining Voya IM,
		Series I Portfolio	he worked as an equity trader at
		VACS Index Series	State Street Global Advisors, where
		MC Portfolio	he was responsible for supporting
		VACS Index Series	U.S., Canada, and emerging market
		SC Portfolio	portfolio managers across
fundamental active, active
quantitative, and passive strategies.
Prior to that, Mr. Buccigross held a
similar position at GE Asset
Management.

2.Effective immediately, the SAI is revised as follows:

a)All references to Steven Wetter as a portfolio manager for the Portfolios are removed from the SAI.

1

b)The table in the sub-section of the SAI entitled “Item 20. Portfolio Managers – Other Accounts Managed” is amended to include the following:

		Registered Investment		Other Pooled Investment		Other Accounts
		Companies		Vehicles
		Number	Total Assets	Number	Total Assets	Number	Total Assets
Portfolio		of		of		of
Manager	Fund(s)	Accounts		Accounts		Accounts
Mark	Voya VACS	0	$0	0	$0	0	$0
Buccigross1	Index Series
EM Portfolio
Voya VACS
Index Series I
Portfolio
Voya VACS
Index Series
MC Portfolio
Voya VACS
Index Series SC
Portfolio

1.As of December 31, 2024.

c)The table in the sub-section of the SAI entitled “Item 10. Portfolio Managers – Compensation – Voya IM” is deleted in its entirety and replaced with the following:

Portfolio	Portfolio Manager	Benchmark

Voya VACS Index Series EM Portfolio	Mark Buccigross and Kai Yee Wong	MSCI Emerging Markets IndexSM
Voya VACS Index Series I Portfolio	Mark Buccigross and Kai Yee Wong	MSCI EAFE® Index
Voya VACS Index Series MC Portfolio	Mark Buccigross and Kai Yee Wong	Russell Midcap® Index
Voya VACS Index Series SC Portfolio	Mark Buccigross and Kai Yee Wong	Russell 2000® Index

d)The table in the sub-section of the SAI entitled “Item 10. Portfolio Managers – Ownership of

Securities” is amended to include the following:

Portfolio Manager	Investment Adviser or	Fund(s) Managed by the	Dollar Range of Fund
	Sub-Adviser	Portfolio Manager	Shares Owned

Mark Buccigross1	Voya IM	Voya VACS Index Series EM	None
Portfolio
		Voya VACS Index Series I	None
Portfolio
		Voya VACS Index Series MC	None
Portfolio
		Voya VACS Index Series SC	None
Portfolio

1.As of December 31, 2024.

PLEASE RETAIN THIS AMENDMENT FOR FUTURE REFERENCE

2

PART C.
OTHER INFORMATION
Item 28. Exhibits
28 (a)(1)
Voya Variable Portfolios, Inc. Articles of Amendment and Restatement dated May 1, 2002 – Filed as an Exhibit to
Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and
incorporated herein by reference.

28 (a)(2)
Form Of Articles Supplementary, dated August 12, 2002, to Articles of Amendment and Restatement dated May 1,
2002 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration
Statement on April 30, 2004 and incorporated herein by reference.

28 (a)(3)
Articles of Amendment, dated February 17, 2004, to Articles of Amendment and Restatement dated May 1, 2002
(re-designation of ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio) – Filed as
an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Form N-1A Registration Statement on
February 11, 2005 and incorporated herein by reference.

28 (a)(4)
Articles of Amendment dated April 30, 2004, to Articles of Amendment and Restatement dated May 1, 2002
(re-designation of Class R shares to Class I shares) – Filed as an Exhibit to Post-Effective Amendment No. 23 to
the Registrant’s Form N-1A Registration Statement on February 11, 2005 and incorporated herein by reference.

28 (a)(5)
Articles Supplementary, effective April 29, 2005, to Articles of Amendment and Restatement dated May 1, 2002
(designation of Adviser Class shares) – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s
Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

28 (a)(6)
Articles of Amendment dated November 29, 2007, to Articles of Amendment and Restatement dated May 1, 2002
(dissolution of ING VP International Equity Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 34
to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

28 (a)(7)
Articles Supplementary, dated November 30, 2007, to Articles of Amendment and Restatement dated May 1, 2002
(designation of ING WisdomTreesm Global High-Yielding Equity Index Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and
incorporated herein by reference.

28 (a)(8)
Articles Supplementary, dated February 15, 2008, to Articles of Amendment and Restatement dated May 1, 2002
(designation of ING International Index Portfolio, ING Lehman Brothers Aggregate Bond Index® Portfolio, ING
MorningStar® U.S. Growthsm Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid
Cap Index Portfolio, and ING RussellTM Small Cap Index Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 37 to the Registrant’s Form N-1A Registration Statement on February 29, 2008 and incorporated herein by reference.

28 (a)(9)
Articles of Amendment, effective March 7, 2008, to Articles of Amendment and Restatement dated May 1, 2002
(re-designation of ING Lehman Brothers Aggregate Bond Index® Portfolio to ING Lehman Brothers
U.S. Aggregate Bond Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 39 to the
Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(10)
Articles of Amendment, effective April 28, 2008, to Articles of Amendment and Restatement dated May 1, 2002
(re-designation of ING VP Global Science and Technology Portfolio to ING BlackRock Global Science and
Technology Portfolio; ING VP Growth Portfolio to ING Opportunistic LargeCap Growth Portfolio; and ING VP
Value Opportunity Portfolio to ING Opportunistic LargeCap Value Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

28 (a)(11)
Articles Supplementary, dated June 6, 2008, to Articles of Amendment and Restatement dated May 1, 2002
(designation of ING Russell Global Large Cap Index 85% Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

28 (a)(12)
Articles of Supplementary, dated July 9, 2008, to Articles of Amendment and Restatement dated May 1, 2002
(designation of ING Global Equity Option Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 42 to
the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

28 (a)(13)
Articles Supplementary, dated October 12, 2008, to Articles of Amendment and Restatement dated May 1, 2002
(designation of ING U.S. Government Money Market Portfolio) – Filed as an Exhibit to Post-Effective Amendment
No. 44 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

28 (a)(14)
Articles Supplementary, effective January 23, 2009, to Articles of Amendment and Restatement dated May 1, 2002
(designation of Service 2 Class shares) – Filed as an Exhibit to Post-Effective Amendment No. 49 to the
Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

28 (a)(15)
Articles Supplementary, dated February 12, 2009, to Articles of Amendment and Restatement dated May 1, 2002
(designation of ING Russell Large Cap Index Portfolio – Class I shares) – Filed as an Exhibit to Post-Effective
Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (a)(16)
Articles Supplementary, dated March 18, 2009, to Articles of Amendment and Restatement dated May 1, 2002
(designation of ING Hang Seng Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING
RussellTM Large Cap Value Index Portfolio, and ING RussellTM Mid Cap Growth Index Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30,
2009 and incorporated herein by reference.

28 (a)(17)
Articles of Amendment, effective May 1, 2009, to Articles of Amendment and Restatement dated May 1, 2002
(re-designation of ING BlackRock Global Science and Technology Portfolio to ING BlackRock Science and
Technology Opportunities Portfolio; ING Lehman Brothers U.S. Aggregate Bond Index Portfolio to ING U.S. Bond
Index Portfolio; ING Opportunistic LargeCap Value Portfolio to ING Opportunistic LargeCap Portfolio; ING
Russell Global Large Cap Index 85% Portfolio to ING Russell Global Large Cap Index 75% Portfolio; ING VP
Index Plus LargeCap Portfolio to ING Index Plus LargeCap Portfolio; ING VP Index Plus MidCap Portfolio to
ING Index Plus MidCap Portfolio; ING VP Index Plus SmallCap Portfolio to ING Index Plus SmallCap Portfolio;
and ING VP Small Company Portfolio to ING Small Company Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (a)(18)
Articles Supplementary, dated June 22, 2009, to Articles of Amendment and Restatement dated May 1, 2002
(designation of ING Dow Jones Euro STOXX 50® Index Portfolio, ING FTSE 100 Index® Portfolio, ING Japan
Equity Index Portfolio, and ING NASDAQ 100 Index® Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 31, 2009 and incorporated herein by reference.

28 (a)(19)
Articles Supplementary, dated July 31, 2009, to Articles of Amendment and Restatement dated May 1, 2002
(increase authorized shares of ING International Index Portfolio and ING Russell Large Cap Index Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on
February 10, 2010 and incorporated herein by reference.

28 (a)(20)
Articles Supplementary, dated August 5, 2009, to Articles of Amendment and Restatement dated May 1, 2002
(increase authorized shares of ING Dow Jones Euro STOXX 50® Index Portfolio, ING Russell Mid Cap Index
Portfolio, and ING U.S. Bond Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the
Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

28 (a)(21)
Articles of Amendment, dated September 21, 2009, to Articles of Amendment and Restatement dated May 1, 2002
(dissolution of ING Opportunistic LargeCap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment
No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

28 (a)(22)
Plan of Liquidation and Dissolution of Series, effective October 23, 2009, (dissolution of ING Global Equity
Option Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A
Registration Statement on February 10, 2010 and incorporated herein by reference.

28 (a)(23)
Articles of Amendment, effective October 30, 2009, to Articles of Amendment and Restatement dated May 1, 2002
(re-designation of ING Nasdaq 100 Index® Portfolio to ING NASDAQ 100 Index® Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on
February 10, 2010 and incorporated herein by reference.

28 (a)(24)
Articles of Amendment, effective April 30, 2010, to Articles of Amendment and Restatement dated May 1, 2002
(re-designation of ING Dow Jones Euro STOXX 50® Index Portfolio to ING Euro STOXX 50® Index Portfolio,
and ING Japan Equity Index Portfolio to ING Japan TOPIX Index® Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 55 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and
incorporated herein by reference.

28 (a)(25)
Articles of Amendment, dated July 20, 2010, to Articles of Amendment and Restatement dated May 1, 2002
(dissolution of Class S2 shares of ING Hang Seng Index Portfolio, ING Russell Large Cap Growth Index Portfolio,
and ING Russell Large Cap Value Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to
the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

28 (a)(26)
Articles of Amendment, dated August 10, 2010, to Articles of Amendment and Restatement dated May 1, 2002
(dissolution of ING Global Equity Option Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to
the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

28 (a)(27)
Articles of Amendment, dated September 8, 2010, to Articles of Amendment and Restatement dated May 1, 2002
(dissolution of ING Opportunistic LargeCap Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58
to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

28 (a)(28)
Articles of Amendment, dated January 6, 2011, to Articles of Amendment and Restatement dated May 1, 2002
(dissolution of ING U.S. Government Money Market Portfolio) – Filed as an Exhibit to Post-Effective Amendment
No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

28 (a)(29)
Articles Supplementary, dated January 26, 2011, to Articles of Amendment and Restatement dated May 1, 2002
(designation of Adviser Class and Class I shares of ING Australia Index Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and
incorporated herein by reference.

28 (a)(30)
Articles Supplementary, dated October 19, 2011, to Articles of Amendment and Restatement dated May 1, 2002
(designation of ING Emerging Markets Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 63
to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

28 (a)(31)
Articles of Amendment, dated April 13, 2011, to Articles of Amendment and Restatement dated May 1, 2002
(dissolution of ING NASDAQ 100 Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 65 to
the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

28 (a)(32)
Articles Supplementary, dated December 11, 2008, to Articles of Amendment and Restatement dated May 1, 2002
(designation of Class I shares of ING Russell Large Cap Index Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

28 (a)(33)
Articles of Amendment, dated June 19, 2009, to Articles of Amendment and Restatement dated May 1, 2002
(dissolution of ING Morningstar U.S. Growth Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment
No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

28 (a)(34)
Plan of Liquidation and Dissolution of Series, effective April 7, 2010 (dissolution of ING RussellTM Global Large
Cap Index 75% Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form
N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

28 (a)(35)
Articles of Amendment, dated October 17, 2012, to Articles of Amendment and Restatement dated May 1, 2002
(dissolution of Class I shares of ING WisdomTree Global High-Yielding Equity Index Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on
February 11, 2014 and incorporated herein by reference.

28 (a)(36)
Articles of Amendment, dated April 22, 2013, to Articles of Amendment and Restatement dated May 1, 2002
(dissolution of ING BlackRock Science and Technology Opportunities Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and
incorporated herein by reference.

28 (a)(37)
Articles of Amendment, effective July 12, 2013, to Articles of Amendment and Restatement dated May 1, 2002
(re-designation of ING WisdomTree Global High-Yielding Equity Index Portfolio to ING Global Value Advantage
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration
Statement on February 11, 2014 and incorporated herein by reference.

28 (a)(38)
Articles Supplementary, dated August 7, 2013, to Articles of Amendment and Restatement dated May 1, 2002
(increase number of authorized shares of ING U.S. Bond Index Portfolio for Class I) – Filed as an Exhibit to
Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and
incorporated herein by reference.

28 (a)(39)
Articles Supplementary, dated April 7, 2014, to Articles of Amendment and Restatement dated May 1, 2002
(classification and designation of Class I shares for Voya Global Value Advantage Portfolio and authorizing the increase in number of authorized shares of Class ADV shares of Voya International Index Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28,
2014 and incorporated herein by reference.

28 (a)(40)
Articles of Amendment, effective May 1, 2014, to Articles of Amendment and Restatement dated May 1, 2002
(change of names of Registrant and Series) – Filed as an Exhibit to Post-Effective Amendment No. 71 to the
Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(41)
Articles Supplementary, dated September 23, 2014, to Articles of Amendment and Restatement dated May 1, 2002
(classification and designation of Class T shares for Voya Global Value Advantage Portfolio) – Filed as an Exhibit
to Post-Effective Amendment No. 74 to the Registrant’s Form N-1A Registration Statement on November 13, 2014
and incorporated herein by reference.

28 (a)(42)
Articles Supplementary, dated November 21, 2014, to Articles of Amendment and Restatement dated May 1, 2002
(increase number of authorized shares of Class S shares of Voya Global Value Advantage Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on
February 11, 2015 and incorporated herein by reference.

28 (a)(43)
Articles Supplementary, dated June 26, 2015, to Articles of Amendment and Restatement dated May 1, 2002
(increase number of authorized shares of Class S shares of Voya Global Value Advantage Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on
September 21, 2015 and incorporated herein by reference.

28 (a)(44)
Articles Supplementary, dated October 15, 2015, to Articles of Amendment and Restatement dated May 1, 2002
(classification and designation of Class R6 shares of Voya Small Company Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 80 to the Registrant’s Form N-1A Registration Statement on November 19, 2015
and incorporated herein by reference.

28 (a)(45)
Articles of Amendment, effective May 1, 2016, to Articles of Amendment and Restatement dated May 1, 2002
(re-designation of Voya Global Value Advantage Portfolio to Voya Global Equity Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 27, 2016 and
incorporated herein by reference.

28 (a)(46)
Articles Supplementary, dated April 6, 2017, to Articles of Amendment and Restatement dated May 1, 2002
(classification and designation of Class P2 shares of Voya Emerging Markets Index Portfolio, Voya International
Index Portfolio, Voya Russell Mid Cap Index Portfolio, Voya Russell Small Cap Index Portfolio, and Voya
U.S. Bond Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form
N-1A Registration Statement on April 27, 2017 and incorporated herein by reference.

28 (a)(47)
Articles Supplementary, dated February 1, 2018, to Articles of Amendment and Restatement dated May 1, 2002
(increasing the number of authorized Class P2 shares of Voya U.S. Bond Index Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 26, 2018 and
incorporated herein by reference.

28 (a)(48)
Articles Supplementary, dated September 19, 2018, to Articles of Amendment and Restatement dated May 1, 2002
(increasing the number of authorized Class P2 shares for Voya International Index Portfolio) – Filed as an Exhibit
to Post-Effective Amendment No. 91 to the Registrant’s Form N-1A Registration Statement on April 23, 2019 and
incorporated herein by reference.

28 (a)(49)
Plan of Liquidation and Dissolution of Series effective October 9, 2019 (liquidation and dissolution of Voya
Australia Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form
N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

28 (a)(50)
Articles Supplementary, dated November 22, 2019, to Articles of Amendment and Restatement dated May 1, 2002
(reclassifying Class I shares for Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio and Voya
Japan TOPIX Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s
Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

28 (a)(51)
Plan of Liquidation and Dissolution of Series effective April 16, 2020 (liquidation and dissolution of Voya Japan
TOPIX Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form
N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

28 (a)(52)
Plan of Liquidation and Dissolution of Series effective April 16, 2020 (liquidation and dissolution of Voya Hang
Seng Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A
Registration Statement on April 21, 2020 and incorporated herein by reference.

28 (a)(53)
Plan of Liquidation and Dissolution of Series effective April 16, 2020 (liquidation and dissolution of Voya FTSE
100 Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A
Registration Statement on April 21, 2020 and incorporated herein by reference.

28 (a)(54)
Plan of Liquidation and Dissolution of Series effective April 16, 2020 (liquidation and dissolution of Voya Euro
STOXX 50® Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form
N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

28 (a)(55)
Articles of Amendment, effective May 1, 2020, to Articles of Amendment and Restatement dated May 1, 2002
(re-designation of Voya Global Equity Portfolio to Voya Global High Dividend Low Volatility Portfolio) – Filed as
an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27,
2021 and incorporated herein by reference.

28 (a)(56)
Articles Supplementary, dated April 14, 2021, to Articles of Amendment and Restatement dated May 1, 2002
(reclassifying Class I shares of Voya Australia Index Portfolio) – Filed as an Exhibit to Amendment No. 100 to the
Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (a)(57)
Articles Supplementary, dated October 1, 2021, to Articles of Amendment and Restatement dated May 1, 2002
(reclassifying Adviser Class and Class S shares of Voya Hang Seng Index Portfolio and Adviser Class shares of
Voya Japan TOPIX Index® Portfolio) – Filed as an Exhibit to Amendment No. 100 to the Registrant’s Form N-1A
Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (a)(58)
Articles Supplementary, dated June 9, 2022, to Articles of Amendment and Restatement dated May 1, 2002
(increase number of authorized Class S shares for Voya RussellTM Large Cap Index Portfolio and Voya RussellTM
Large Cap Value Index Portfolio) – Filed as an Exhibit to Amendment No. 100 to the Registrant’s Form N-1A
Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (a)(59)
Articles Supplementary, dated November 8, 2022, to Articles of Amendment and Restatement dated May 1, 2022
(classification and designation of Voya VACS Index Series EM Portfolio, Voya VACS Index Series I Portfolio,
Voya VACS Index Series MC Portfolio, and Voya VACS Index Series SC Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 100 to the Registrant’s Form N-1A Registration Statement on April 25, 2023 and
incorporated herein by reference.

28 (a)(60)
Articles Supplementary, dated October 31, 2023, to Articles of Amendment and Restatement dated May 1, 2002
(classification and designation of Voya VACS Index Series I Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (b)(1)
Fourth Amended and Restated Bylaws dated November 21, 2019 – Filed as an Exhibit to Post-Effective
Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

28 (c)(1)	Instruments Defining Rights of Holders – Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

28 (d)(1)(i)
Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated on
May 1, 2015, between Voya Investments, LLC and Voya Variable Portfolios, Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on September 21, 2015
and incorporated herein by reference.

28 (d)(1)(ii)
Waiver Letter, dated May 1, 2024, to Amended and Restated Investment Management Agreement between Voya
Investments, LLC and Voya Variable Portfolios, Inc., dated November 18, 2014, as amended and restated on
May 1, 2015 (Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Value Index
Portfolio, and Voya RussellTM Mid Cap Growth Index Portfolio) for the period from May 1, 2024 through May 1,
2025 – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration
Statement on April 25, 2024 and incorporated herein by reference.

28 (d)(1)(iii)
Side Letter Agreement, dated May 1, 2024, to Amended and Restated Investment Management Agreement between
Voya Investments, LLC and Voya Variable Portfolios, Inc., dated November 18, 2014, as amended and restated on
May 1, 2015 (Voya RussellTM Large Cap Growth Index Portfolio and Voya RussellTM Large Cap Value Index
Portfolio) for the period from May 1, 2024 through May 1, 2025 – Filed as an Exhibit to Post-Effective
Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (d)(1)(iv)
Amended Schedule A, effective January 1, 2023, to Amended and Restated Investment Management Agreement
between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated November 18, 2014, as amended and restated on May 1, 2015 – Filed as an Exhibit to Post-Effective Amendment No. 100 to the Registrant’s Form
N-1A Registration Statement on April 25, 2023 and incorporated herein by reference.

28 (d)(1)(v)
Amended Schedules B and C, dated September 2020, to Amended and Restated Investment Management
Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated November 18, 2014 as amended and restated on May 1, 2015 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the
Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

28 (d)(2)
Investment Management Agreement, effective October 21, 2022, between Voya Investments, LLC and Voya
Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 100 to the Registrant’s Form N-1A
Registration Statement on April 25, 2023 and incorporated herein by reference.

28 (d)(3)
Sub-Advisory Agreement, effective November 18, 2014, between Voya Investments, LLC and Voya Investment
Management Co. LLC – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A
Registration Statement on April 28, 2015 and incorporated herein by reference.

28 (d)(3)(i)
Amended Schedule A, effective January 1, 2023, to Sub-Advisory Agreement between Voya Investments, LLC and
Voya Investment Management Co. LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective
Amendment No. 100 to the Registrant’s Form N-1A Registration Statement on April 25, 2023 and incorporated herein by reference.

28 (d)(4)
Sub-Sub-Advisory Agreement, effective June 1, 2022, between Voya Investment Management Co. LLC and Voya
Investment Management (UK) Limited (Voya Small Company Portfolio) – Filed as an Exhibit to Amendment No.
100 to the Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (d)(5)
Expense Limitation Agreement, effective January 1, 2016, between Voya Investments, LLC and Voya Variable
Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A
Registration Statement on April 28, 2016 and incorporated herein by reference.

28 (d)(5)(i)
Amended Schedule A, effective May 1, 2024, to Expense Limitation Agreement, effective May 1, 2017, between the Registrant and Voya Investments, LLC (with respect to removal of Class T for Voya Global High Dividend
Low Volatility Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form
N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (d)(5)(ii)
Side Letter Agreement, dated May 1, 2024, to Expense Limitation Agreement, effective January 1, 2016, between
Voya Investments, LLC and Voya Variable Portfolios, Inc. (Voya RussellTM Large Cap Index Portfolio, Voya
RussellTM Mid Cap Growth Index Portfolio and Voya RussellTM Mid Cap Index Portfolio) for the period from
May 1, 2024 through May 1, 2025 – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s
Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (d)(5)(iii)
Side Letter Agreement, dated May 1, 2024, to Expense Limitation Agreement between Voya Investments, LLC and
Voya Variable Portfolios, Inc. effective January 1, 2016 (Voya International Index Portfolio) for the period from
May 1, 2024 through May 1, 2025 – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s
Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (d)(5)(iv)
Side Letter Agreement, dated May 1, 2024, to Expense Limitation Agreement, effective January 1, 2016, between
Voya Investments, LLC and Voya Variable Portfolios, Inc. (Voya Global High Dividend Low Volatility Portfolio)
for the period from May 1, 2024 through May 1, 2025 – Filed as an Exhibit to Post-Effective Amendment No. 101
to the Registrant’s Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (d)(5)(v)
Side Letter Agreement, dated May 1, 2024, to Expense Limitation Agreement, effective January 1, 2016, between
Voya Investments, LLC and Voya Variable Portfolios, Inc. (Voya U.S. Bond Index Portfolio) for the period from
May 1, 2024 through May 1, 2025 – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s
Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (e)(1)
Distribution Agreement, effective November 18, 2014, between Voya Investments Distributor, LLC and Voya
Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A
Registration Statement on February 11, 2014 and incorporated herein by reference.

28 (e)(1)(i)
Amended Exhibit A, dated November 19, 2020, to the Distribution Agreement, effective November 18, 2014, between Voya Investments Distributor, LLC and Voya Variable Portfolios, Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and
incorporated herein by reference.

28 (e)(2)
Placement Agent Agreement, effective October 21, 2022, between Voya Variable Portfolios, Inc. and Voya
Investments Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 100 to the Registrant’s Form
N-1A Registration Statement on April 25, 2023 and incorporated herein by reference.

28 (f)(1)
Deferred Compensation Plan for Independent Directors as Amended and Restated January 10, 2024 – Filed as an
Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on April 25,
2024 and incorporated herein by reference.

28 (g)(1)
Custody Agreement. dated January 6, 2003, between The Bank of New York Mellon and Voya Variable Portfolios,
Inc. – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration
Statement on April 30, 2004 and incorporated herein by reference.

28 (g)(1)(i)
Amended Exhibit A, effective May 1, 2024, to Custody Agreement, dated January 6, 2003, between The Bank of
New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 101 to
the Registrant’s Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (g)(1)(ii)
Amendment, dated January 1, 2019, to Custody Agreement, dated January 6, 2003, between The Bank of New
York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 91 to the
Registrant’s Form N-1A Registration Statement on April 23, 2019 and incorporated herein by reference.

28 (g)(1)(iii)
Amendment, dated November 21, 2022, to Custody Agreement, dated January 6, 2003, between The Bank of New
York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 100 to the
Registrant’s Form N-1A Registration Statement on April 25, 2023 and incorporated herein by reference.

28 (g)(2)
Foreign Custody Manager Agreement, dated January 6, 2003, between The Bank of New York Mellon and Voya
Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A
Registration Statement on April 30, 2004 and incorporated herein by reference.

28 (g)(2)(i)
Amended Exhibit A, effective May 1, 2024, to Foreign Custody Manager Agreement, dated January 6, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (g)(2)(ii)
Amendment, dated July 21, 2021, to Foreign Custody Manager Agreement, dated January 6, 2003, between The
Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment
No. 98 to the Registrant’s Form N-1A Registration Statement on April 25, 2022 and incorporated herein by reference.

28 (g)(2)(iii)
Amendment, dated July 13, 2021, to Foreign Custody Manager Agreement, dated January 6, 2003, between The
Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment
No. 98 to the Registrant’s Form N-1A Registration Statement on April 25, 2022 and incorporated herein by reference.

28 (g)(2)(iv)
Amendment, dated September 6, 2012, to Foreign Custody Manager Agreement, dated January 6, 2003, between
The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on April 25, 2022 and incorporated herein by reference.

28 (g)(3)
Securities Lending Agreement and Guaranty, dated August 7, 2003, between The Bank of New York Mellon and
Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form
N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

28 (g)(3)(i)
Amendment, effective March 30, 2023, to Securities Lending Agreement and Guaranty, dated August 7, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 100 to the Registrant’s Form N-1A Registration Statement on April 25, 2023 and incorporated herein by reference.

28 (g)(3)(ii)
Amendment, effective October 1, 2011, to Securities Lending Agreement and Guaranty, dated August 7, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

28 (g)(3)(iii)
Amendment to Securities Lending Agreement and Guaranty, effective March 21, 2019, between The Bank of New
York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 91 to the
Registrant’s Form N-1A Registration Statement on April 23, 2019 and incorporated herein by reference.

28 (g)(3)(iv)
Amendment to Securities Lending Agreement and Guaranty, effective March 26, 2019 between The Bank of New
York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 91 to the
Registrant’s Form N-1A Registration Statement on April 23, 2019 and incorporated herein by reference.

28 (h)(1)
Fund Accounting Agreement, dated January 6, 2003, between The Bank of New York Mellon and Voya Variable
Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A
Registration Statement on April 30, 2004 and incorporated herein by reference.

28 (h)(1)(i)
Amended Exhibit A, effective May 1, 2024, to Fund Accounting Agreement, dated January 6, 2003, between The
Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment
No. 101 to the Registrant’s Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (h)(1)(ii)
Investment Company Reporting Modernization Services Amendment, dated February 1, 2018, to Fund Accounting
Agreement, dated January 6, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. –
Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on
April 26, 2018 and incorporated herein by reference.

28 (h)(1)(iii)
Amendment, dated January 1, 2019, to Fund Accounting Agreement, dated January 6, 2003, between The Bank of
New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 91 to
the Registrant’s Form N-1A Registration Statement on April 23, 2019 and incorporated herein by reference.

28 (h)(1)(iv)
Amendment, dated November 21, 2022, to Fund Accounting Agreement, dated January 6, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 100
to the Registrant’s Form N-1A Registration Statement on April 25, 2023 and incorporated herein by reference.

28 (h)(2)
Allocation Agreement (Fidelity Bond) dated May 24, 2002 – Filed as an Exhibit to Post-Effective Amendment No.
98 to the Registrant’s Form N-1A Registration Statement on April 25, 2022 and incorporated herein by reference.

28 (h)(2)(i)
Amended Schedule A, dated July 2021, to Allocation Agreement (Fidelity Bond) dated May 24, 2002 – Filed as an
Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on April 25,
2022 and incorporated herein by reference.

28 (h)(3)
Allocation Agreement (Directors and Officers Liability) dated May 24, 2002 – Filed as an Exhibit to Post-Effective
Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on April 25, 2022 and incorporated herein by reference.

28 (h)(3)(i)
Amended Schedule A, dated July 2021, to Allocation Agreement (Directors and Officers Liability) dated May 24,
2002 – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration
Statement on April 25, 2022 and incorporated herein by reference.

28 (h)(4)
Transfer Agency Services Agreement, dated February 25, 2009, between BNY Mellon Investment Servicing (US)
Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Variable Portfolios, Inc. – Filed as an
Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30,
2009 and incorporated herein by reference.

28 (h)(4)(i)
Amendment, effective February 8, 2011, to Transfer Agency Services Agreement, dated February 25, 2009, between BNY Mellon Investment Servicing (US) Inc. and Voya Variable Portfolios, Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and
incorporated herein by reference.

28 (h)(4)(ii)
Amendment, effective November 8, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between BNY Mellon Investment Servicing (US) Inc. and Voya Variable Portfolios, Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and
incorporated herein by reference.

28 (h)(4)(iii)
Amendment, effective January 1, 2019, to Transfer Agency Services Agreement, dated February 25, 2009, between
BNY Mellon Investment Servicing (US) Inc. and Voya Variable Portfolios, Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 91 to the Registrant’s Form N-1A Registration Statement on April 23, 2019 and
incorporated herein by reference.

28 (h)(4)(iv)
Amendment, effective May 1, 2019, to Transfer Agency Services Agreement, dated February 25, 2009, between
BNY Mellon Investment Servicing (US) Inc. and Voya Variable Portfolios, Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 100 to the Registrant’s Form N-1A Registration Statement on April 25, 2023 and
incorporated herein by reference.

28 (h)(4)(v)
Amendment, effective October 21, 2022, to Transfer Agency Services Agreement, dated February 25, 2009, between BNY Mellon Investment Servicing (US) Inc. and Voya Variable Portfolios, Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 100 to the Registrant’s Form N-1A Registration Statement on April 25, 2023 and
incorporated herein by reference.

28 (h)(4)(vi)
Amendment, effective November 21, 2022, to Transfer Agency Services Agreement, dated February 25, 2009, between BNY Mellon Investment Servicing (US) Inc. and Voya Variable Portfolios, Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 100 to the Registrant’s Form N-1A Registration Statement on April 25, 2023 and
incorporated herein by reference.

28 (h)(5)
Fund Administration Support Services Agreement (with redaction), effective July 29, 2022, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 100 to the Registrant’s
Form N-1A Registration Statement on April 25, 2023 and incorporated herein by reference.

28 (i)(1)
Opinion of counsel regarding the legality of the securities being registered with regard to Adviser Class shares –
Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on
April 28, 2005 and incorporated herein by reference.

28 (i)(2)
Opinion of counsel regarding the legality of the securities being registered with regard to ING WisdomTreesm
Global High-Yielding Equity Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 34 to the
Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

28 (i)(3)
Opinion of counsel regarding the legality of the securities being registered with regard to ING International Index
Portfolio, ING Lehman Brothers Aggregate Bond Index® Portfolio, ING Russell Large Cap Index Portfolio, ING
Russell Mid Cap Index Portfolio, and ING Russell Small Cap Index Portfolio – Filed as an Exhibit to
Post-Effective Amendment No. 37 to the Registrant’s Form N-1A Registration Statement on February 29, 2008 and
incorporated herein by reference.

28 (i)(4)
Opinion of counsel regarding the legality of the securities being registered with regard to ING Morningstar®
U.S. Growthsm Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form
N-1A Registration Statement on April 28, 2008 and incorporated herein by reference.

28 (i)(5)
Opinion of counsel regarding the legality of the securities being registered with regard to ING Global Equity
Option Portfolio and ING RussellTM Global Large Cap Index 85% Portfolio – Filed as an Exhibit to
Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and
incorporated herein by reference.

28 (i)(6)
Opinion of counsel regarding the legality of the securities being registered with regard to ING U.S. Government
Money Market Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A
Registration Statement on October 30, 2008 and incorporated herein by reference.

28 (i)(7)
Opinion of counsel regarding the legality of the securities being registered with regard to Adviser Class shares of
ING BlackRock Global Science and Technology Portfolio and ING VP Small Company Portfolio – Filed as an
Exhibit to Post-Effective Amendment No. 45 to the Registrant’s Form N-1A Registration Statement on
December 15, 2008 and incorporated herein by reference.

28 (i)(8)
Opinion of counsel regarding the legality of the securities being registered with regard to Class S2 shares of the
Registrant – Filed as an Exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration
Statement on February 20, 2009 and incorporated herein by reference.

28 (i)(9)
Opinion of counsel regarding the legality of the securities being registered with regard to ING Hang Seng Index
Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio,
and ING RussellTM Mid Cap Growth Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 51
to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (i)(10)
Opinion of counsel regarding the legality of the securities being registered with regard to Class ADV and Class I shares of ING Dow Jones Euro STOXX 50® Portfolio, ING FTSE 100 Index® Portfolio, ING Japan Equity Index
Portfolio, and ING NASDAQ 100 Index® Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 53 to
the Registrant’s Form N-1A Registration Statement on July 31, 2009 and incorporated herein by reference.

28 (i)(11)
Opinion of counsel regarding the legality of the securities being registered with regard to Adviser Class and Class I shares of ING Australia Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 58 to the
Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

28 (i)(12)
Opinion of counsel regarding the legality of the securities being registered with regard to Adviser Class, Class I,
Class S, and Class S2 shares of ING Emerging Markets Index Portfolio – Filed as an Exhibit to Post-Effective
Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

28 (i)(13)
Opinion of counsel regarding the legality of the securities being registered with regard to Class I shares of Voya
Global Value Advantage Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s
Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (i)(14)
Opinion of counsel regarding the legality of the securities being registered with regard to Class T shares of Voya
Global Value Advantage Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s
Form N-1A Registration Statement on November 13, 2014 and incorporated herein by reference.

28 (i)(15)
Opinion of counsel regarding the legality of the securities being registered with regard to Class R6 shares of Voya
Small Company Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 80 to the Registrant’s Form
N-1A Registration Statement on November 19, 2015 and incorporated herein by reference.

28 (i)(16)
Opinion of counsel regarding the legality of the securities being registered with regard to Class P2 shares of Voya
Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya Russell Mid Cap Index Portfolio, Voya
Russell Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio – Filed as an Exhibit to Post-Effective
Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on April 27, 2017 and incorporated herein by reference.

28 (i)(17)
Opinion of counsel regarding the legality of the securities being registered with regard to Class ADV shares of
Voya Index Plus LargeCap Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s
Form N-1A Registration Statement on April 26, 2018 and incorporated herein by reference.

28 (j)(1)	Not applicable.
28 (j)(2)	Not applicable.
28 (k)	Not applicable.
28 (l)
Agreement regarding Initial Contribution to Working Capital for Value VP, Growth VP, Large Cap VP, MidCap VP,
SmallCap VP, International VP, and Small Company VP – Filed as an Exhibit to Post-Effective Amendment No. 1
to the Registrant’s Form N-1A Registration Statement on March 7, 1997 and incorporated herein by reference.

28 (m)(1)
Fifth Amended and Restated Shareholder Services and Distribution Plan (Class S Shares), effective November 16,
2023 – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration
Statement on April 25, 2024 and incorporated herein by reference.

28 (m)(2)
Fourth Amended and Restated Shareholder Service and Distribution Plan (Class A Shares), effective November 16,
2023 – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration
Statement on April 25, 2024 and incorporated herein by reference.

28 (m)(2)(i)
Waiver Letter, dated May 1, 2024, to Fourth Amended and Restated Shareholder Service and Distribution Plan
(Class ADV Shares), effective November 16, 2017, with respect to Voya International Index Portfolio for the period from May 1, 2024 through May 1, 2025 – Filed as an Exhibit to Post-Effective Amendment No. 101 to the
Registrant’s Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (m)(3)
Fifth Amended and Restated Shareholder Services and Distribution Plan (Class S2 Shares), effective November 16,
2023 – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration
Statement on April 25, 2024 and incorporated herein by reference.

28 (n)(1)
Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for Voya Variable Portfolios, Inc., last amended May 1, 2024 – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A
Registration Statement on April 25, 2024 and incorporated herein by reference.

28 (o)	Not applicable.
28 (p)(1)
Voya Funds and Advisers Code of Ethics dated December 29, 2023 – Filed as an Exhibit to Post-Effective
Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on April 25, 2024 and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant
None
Item 30. Indemnification
Article 10, Section (iv) of Voya Variable Portfolios, Inc.’s Articles of Incorporation, as amended, provides the following:
(iv)
The Corporation shall indemnify its officers, directors, employees, and agents and any person who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise as follows:
(a)
Every person who is or has been a director, officer, employee, or agent of the Corporation and persons who serve at the Corporation’s request as director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him/her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability, or obligation of any kind in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Director, officer, employee, or agent of the Corporation or of another corporation, partnership, joint venture, trust, or other enterprise at the request of the Corporation, and against amounts paid or incurred by him/her in the settlement thereof.
(b)
The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, administrative, legislative, investigative, or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(c)
No indemnification shall be provided hereunder to a director, officer, employee, or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
(d)
The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be several, shall not affect any other rights to which any director, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.
(e)
In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subparagraph (f) of this paragraph (iv), unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:
(1)
By a majority vote of a quorum of non-party directors who are “not interested persons” of the Corporation (as defined in the 1940 Act); or
(2)
By independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.
(f)
The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions:
(1)
The indemnity provides security for his undertaking;
(2)
The Corporation is insured against losses arising by reason of any lawful advances; or
(3)
A majority of a quorum of non-party directors who are “not interested” persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnity will be entitled to indemnification.
(g)
Neither the amendment nor repeal of this paragraph (iv) of Article 9, nor the adoption of any amendment of any other provision of the Charter or Bylaws of the Corporation inconsistent with this paragraph (iv) of Article 10 shall apply to or affect in any respect the applicability of the preceding provisions with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
In addition, Voya Variable Portfolios, Inc.’s officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires [March 31, 2026].
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers, and controlling persons of Voya Variable Portfolios, Inc. pursuant to the foregoing provisions or otherwise, Voya Variable Portfolios, Inc. has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Voya Variable Portfolios, Inc. of expenses incurred or paid by a director, officer, or controlling person of Voya Variable Portfolios, Inc. in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the shares being registered, Voya Variable Portfolios, Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.
Pursuant to Indemnification Agreements between the Company and each Independent Director, the Company indemnifies each Independent Director against any liabilities resulting from the Independent Director’s serving in such capacity, provided that the Independent Director has not engaged in certain disabling conduct.
Item 31. Business and Other Connections of Investment Advisers
Any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser of Voya Variable Portfolios, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.
INVESTMENT ADVISER	FILE NO.
Voya Investments, LLC	801-48282
Voya Investment Management Co. LLC	801-9046
Item 32. Principal Underwriter
(a)
Voya Investments Distributor, LLC is the placement agent or principal underwriter, as applicable, for Voya Credit Income Fund; Voya Enhanced Securitized Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Government Money Market Portfolio; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust.
(b)
Information as to the directors and officers of the placement agent or principal underwriter, as applicable, together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the placement agent or principal underwriter, as applicable, in the last two years, is included in the table below:

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Stephen Easton One Orange Way Windsor, Connecticut 06095	Chief Compliance Officer	None
Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Secretary	None
Bill Golden 230 Park Avenue New York, New York 10169	Director and Managing Director	None
Michelle P. Luk 230 Park Avenue New York, New York 10169	Senior Vice President and Treasurer	None
Marino Monti, Jr. One Orange Way Windsor, Connecticut 06095	Chief Information Security Officer	None
Francis G. O’Neill One Orange Way Windsor, Connecticut 06095	Senior Vice President and Chief Risk Officer	None
Monia Piacenti One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	Anti-Money Laundering Officer
Tiffani Potesta 230 Park Avenue New York, New York 10169	Director, President and Chief Executive Officer	None

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Andrew K. Schlueter 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President	Senior Vice President
Robert P. Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	Senior Vice President
Catrina Willingham 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Vice President, Chief Financial Officer, Controller, and Financial and Operations Principal	None
(c)
Not applicable.
Item 33. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) the Registrant, (b) the Investment Adviser, (c) the Distributor, (d) the Custodian, (e) the Transfer Agent, and (f) the Sub-Adviser. The address of each is as follows:
(a)	Voya Variable Portfolios, Inc. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(b)	Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(c)	Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(d)	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286
(e)	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
(f)	Voya Investment Management Co. LLC 230 Park Avenue New York, New York 100169
Item 34. Management Services
N/A
Item 35. Undertakings
None

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 107 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 28th day of February 2025.

VOYA VARIABLE PORTFOLIOS, INC.

By: /s/ Joanne F. Osberg

Joanne F. Osberg

Secretary